Exhibit 99.2

Devon Energy First-Quarter 2021

Supplemental Tables

TABLE OF CONTENTS:	PAGE:
Income Statement	2

Supplemental Information for Income Statement	3

Cash Flow Statement	4

Balance Sheet	5

Production by Asset	6

Capital and Well Activity by Asset	7

Realized Price by Asset	8

Per-Unit Cash Margin by Asset	9

Non-GAAP Core Earnings (Loss), Non-GAAP EBITDAX	10

Net Debt, Net Debt-to-EBITDAX, Free Cash Flow and Adjusted Free Cash Flow	11

Reinvestment Rate and Variable Dividend	12

CONSOLIDATED STATEMENTS OF EARNINGS

(in millions, except per share amounts)	2021	2020
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Oil, gas and NGL sales	$1,788	$786	$678	$424	$807
Oil, gas and NGL derivatives (1)	(528)	(117)	(87)	(361)	720
Marketing and midstream revenues	502	611	476	331	560

Total revenues	1,762	1,280	1,067	394	2,087

Production expenses (2)	489	271	271	263	318
Exploration expenses	3	4	39	12	112
Marketing and midstream expenses	523	618	478	339	578
Depreciation, depletion and amortization	467	301	299	299	401
Asset impairments	—	27	—	—	2,666
Asset dispositions	(32)	(1)	—	—	—
General and administrative expenses	107	82	75	79	102
Financing costs, net (3)	77	70	66	69	65
Restructuring and transaction costs	189	17	32	—	—
Other, net	(29)	1	—	13	(48)

Total expenses	1,794	1,390	1,260	1,074	4,194

Loss from continuing operations before income taxes	(32)	(110)	(193)	(680)	(2,107)
Income tax benefit	(248)	(37)	(90)	(3)	(417)

Net earnings (loss) from continuing operations	216	(73)	(103)	(677)	(1,690)
Net earnings (loss) from discontinued operations, net of taxes	—	(25)	13	9	(125)

Net earnings (loss)	216	(98)	(90)	(668)	(1,815)
Net earnings attributable to noncontrolling interests	3	4	2	2	1

Net earnings (loss) attributable to Devon	$213	$(102)	$(92)	$(670)	$(1,816)

Basic earnings (loss) per share:
Continuing operations	$0.33	$(0.20)	$(0.29)	$(1.80)	$(4.48)
Discontinued operations	—	(0.07)	0.04	0.02	(0.34)

Basic net earnings (loss) per share	$0.33	$(0.27)	$(0.25)	$(1.78)	$(4.82)

Diluted earnings (loss) per share:
Continuing operations	$0.32	$(0.20)	$(0.29)	$(1.80)	$(4.48)
Discontinued operations	—	(0.07)	0.04	0.02	(0.34)

Diluted net earnings (loss) per share	$0.32	$(0.27)	$(0.25)	$(1.78)	$(4.82)

Weighted average common shares outstanding:
Basic	654	383	383	383	383
Diluted	656	383	383	383	383

SUPPLEMENTAL INFORMATION FOR CONSLIDATED STATEMENTS OF EARNINGS

(1) OIL, GAS AND NGL DERIVATIVES
(in millions)	2021	2020
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Derivative cash settlements	$(232)	$(27)	$10	$232	$101
Derivative valuation changes	(296)	(90)	(97)	(593)	619

Oil, gas and NGL derivatives	$(528)	$(117)	$(87)	$(361)	$720

(2) PRODUCTION EXPENSES
(in millions)	2021	2020
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Lease operating expense	$199	$91	$100	$108	$126
Gathering, processing & transportation	160	130	125	123	130
Production taxes	117	47	42	25	56
Property taxes	13	3	4	7	6

Production expenses	$489	$271	$271	$263	$318

(3) FINANCING COSTS, NET
(in millions)	2021	2020
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Interest on outstanding debt	$105	$65	$65	$65	$65
Gain on early retirement of debt	(20)	—	—	—	—
Interest income	(1)	—	(5)	(2)	(5)
Other	(7)	5	6	6	5

Financing costs, net	$77	$70	$66	$69	$65

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)	2021	2020
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Cash flows from operating activities:
Net earnings (loss)	$216	$(98)	$(90)	$(668)	$(1,815)
Adjustments to reconcile net loss to net cash from operating activities:
Net (earnings) loss from discontinued operations, net of income taxes	—	25	(13)	(9)	125
Depreciation, depletion and amortization	467	301	299	299	401
Asset impairments	—	27	—	—	2,666
Leasehold impairments	1	3	36	3	110
(Amortization) accretion of liabilities	(54)	8	8	8	8
Total (gains) losses on commodity derivatives	528	117	87	361	(720)
Cash settlements on commodity derivatives	(232)	(27)	10	232	101
Gains on asset dispositions	(32)	(1)	—	—	—
Deferred income tax benefit	(243)	(17)	—	—	(311)
Share-based compensation	41	18	31	19	20
Early retirement of debt	27	—	—	—	—
Other	—	—	1	4	—
Changes in assets and liabilities, net	(127)	2	58	(99)	(56)

Net cash from operating activities - continuing operations	592	358	427	150	529

Cash flows from investing activities:
Capital expenditures	(499)	(217)	(204)	(307)	(425)
Acquisitions of property and equipment	—	(3)	—	(1)	(4)
Divestitures of property and equipment	15	5	1	3	25
WPX acquired cash	344	—	—	—	—
Distributions from equity method investments	10	—	—	—	—

Net cash from investing activities - continuing operations	(130)	(215)	(203)	(305)	(404)

Cash flows from financing activities:
Repayments of long-term debt	(533)	—	—	—	—
Early retirement of debt	(27)	—	—	—	—
Repurchases of common stock	—	—	—	—	(38)
Dividends paid on common stock	(203)	(138)	(43)	(42)	(34)
Contributions from noncontrolling interests	—	9	1	6	5
Distributions to noncontrolling interests	(4)	(4)	(4)	(3)	(3)
Acquisition of noncontrolling interests	(24)	—	—	—	—
Shares exchanged for tax withholdings and other	(33)	(1)	—	—	(17)

Net cash from financing activities - continuing operations	(824)	(134)	(46)	(39)	(87)

Effect of exchange rate changes on cash - continuing	3	—	—	—	—

Net change in cash, cash equivalents and restricted cash of continuing operations	(359)	9	178	(194)	38

Cash flows from discontinued operations:
Operating activities	—	19	45	(43)	(131)
Investing activities	—	310	1	171	(1)
Financing activities	—	—	—	—	—
Effect of exchange rate changes on cash	—	2	4	8	(23)

Net change in cash, cash equivalents and restricted cash of discontinued operations	—	331	50	136	(155)

Net change in cash, cash equivalents and restricted cash	(359)	340	228	(58)	(117)
Cash, cash equivalents and restricted cash at beginning of period	2,237	1,897	1,669	1,727	1,844

Cash, cash equivalents and restricted cash at end of period	$1,878	$2,237	$1,897	$1,669	$1,727

Reconciliation of cash, cash equivalents and restricted cash:
Cash and cash equivalents	$1,683	$2,047	$1,707	$1,474	$1,527
Restricted cash	195	190	190	195	200

Total cash, cash equivalents and restricted cash	$1,878	$2,237	$1,897	$1,669	$1,727

CONSOLIDATED BALANCE SHEETS

(in millions)	March 31,	December 31,
	2021	2020
Current assets:
Cash, cash equivalents and restricted cash	$1,878	$2,237
Accounts receivable	1,089	601
Income tax receivable	166	174
Other current assets	334	248

Total current assets	3,467	3,260
Oil and gas property and equipment, based on successful efforts accounting, net	13,826	4,436
Other property and equipment, net	1,448	957

Total property and equipment, net	15,274	5,393
Goodwill	753	753
Right-of-use assets	255	223
Investments	402	12
Other long-term assets	306	271

Total assets	$20,457	$9,912

Current liabilities:
Accounts payable	$564	$242
Revenues and royalties payable	909	662
Short-term debt	226	—
Other current liabilities	1,246	536

Total current liabilities	2,945	1,440

Long-term debt	7,042	4,298
Lease liabilities	260	246
Asset retirement obligations	455	358
Other long-term liabilities	1,269	551
Stockholders’ equity:
Common stock	67	38
Additional paid-in capital	8,172	2,766
Retained earnings	218	208
Accumulated other comprehensive loss	(104)	(127)

Total stockholders’ equity attributable to Devon	8,353	2,885
Noncontrolling interests	133	134

Total equity	8,486	3,019

Total liabilities and equity	$20,457	$9,912

Common shares outstanding	675	382

PRODUCTION TREND (1)

	2021	2020
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Oil (MBbls/d)
Delaware Basin	172	99	77	79	84
Anadarko Basin	13	16	19	21	24
Williston Basin	44	—	—	—	—
Eagle Ford	16	18	22	27	26
Powder River Basin	17	16	21	18	21
Other	6	7	7	8	8

Total	268	156	146	153	163

Natural gas liquids (MBbls/d)
Delaware Basin	60	43	38	29	37
Anadarko Basin	21	25	30	25	30
Williston Basin	8	—	—	—	—
Eagle Ford	6	9	11	12	9
Powder River Basin	3	3	3	2	3
Other	1	—	1	1	1

Total	99	80	83	69	80

Gas (MMcf/d)
Delaware Basin	471	267	239	241	244
Anadarko Basin	200	233	242	262	272
Williston Basin	49	—	—	—	—
Eagle Ford	47	60	73	87	86
Powder River Basin	21	22	23	20	29
Other	3	2	3	4	3

Total	791	584	580	614	634

Total oil equivalent (MBoe/d)
Delaware Basin	310	186	155	149	162
Anadarko Basin	68	81	89	90	98
Williston Basin	61	—	—	—	—
Eagle Ford	30	37	46	53	50
Powder River Basin	23	22	28	24	29
Other	7	7	8	9	9

Total	499	333	326	325	348

(1)	Q1 2021 daily production rates exclude WPX results prior to the merger close date of January 7, 2021.

CAPITAL EXPENDITURES

(in millions)	2021	2020
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Delaware Basin	$355	$153	$179	$148	$220
Anadarko Basin	13	3	1	3	4
Williston Basin	20	—	—	—	—
Eagle Ford	29	2	1	10	70
Powder River Basin	27	22	11	39	90
Other	3	3	3	3	7

Total upstream capital	$447	$183	$195	$203	$391

Midstream	24	3	7	8	7
Other	16	3	5	3	9

Total capital	$487	$189	$207	$214	$407

SUPPLEMENTAL INFORMATION FOR UPSTREAM CAPITAL EXPENDITURES

GROSS OPERATED SPUDS

	2021	2020
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Delaware Basin	60	21	35	27	38
Anadarko Basin	8	—	—	—	—
Williston Basin	7	—	—	—	—
Eagle Ford	14	—	—	—	10
Powder River Basin	—	2	—	—	12

Total	89	23	35	27	60

GROSS OPERATED WELLS TIED-IN

	2021	2020
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Delaware Basin	52	23	32	22	32
Anadarko Basin	—	—	—	—	4
Williston Basin	—	—	—	—	—
Eagle Ford	12	—	—	13	30
Powder River Basin	10	2	9	4	14

Total	74	25	41	39	80

AVERAGE LATERAL LENGTH

(based on wells tied-in)	2021	2020
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Delaware Basin	10,000’	9,800’	9,900’	9,100’	8,000’
Anadarko Basin	—	—	—	—	9,800’
Williston Basin	—	—	—	—	—
Eagle Ford	4,400’	—	—	5,900’	5,400’
Powder River Basin	9,800’	13,600’	9,800’	8,100’	9,100’

Total	9,100’	10,100’	9,900’	7,900’	7,300’

REALIZED PRICING

BENCHMARK PRICES

(average prices)	2021	2020
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Oil ($/Bbl) - West Texas Intermediate (Cushing)	$57.87	$42.65	$40.86	$28.42	$46.44
Natural Gas ($/Mcf) - Henry Hub	$2.71	$2.67	$1.98	$1.71	$1.95
NGL ($/Bbl) - Mont Belvieu Blended	$25.81	$20.01	$16.69	$12.57	$14.39

REALIZED PRICES

	2021	2020
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Oil (Per Bbl)
Delaware Basin	$57.30	$40.67	$39.19	$22.70	$45.18
Anadarko Basin	55.86	40.34	37.88	19.52	45.32
Williston Basin	54.45	—	—	—	—
Eagle Ford	54.90	37.83	33.68	15.30	44.90
Powder River Basin	53.77	36.42	35.39	24.03	41.14
Other	55.65	39.93	37.33	25.45	44.53

Realized price without hedges	56.36	39.84	37.56	21.25	44.59
Cash settlements	(9.13)	(1.83)	0.65	15.25	5.14

Realized price, including cash settlements	$47.23	$38.01	$38.21	$36.50	$49.73

Natural gas liquids (Per Bbl)
Delaware Basin	$26.25	$13.67	$11.49	$7.94	$8.36
Anadarko Basin	23.14	15.65	12.68	9.31	10.90
Williston Basin	18.54	—	—	—	—
Eagle Ford	24.44	15.66	13.74	10.02	14.77
Powder River Basin	30.19	19.39	13.10	10.07	15.86
Other	31.86	24.24	21.74	10.19	15.82

Realized price without hedges	25.01	14.77	12.36	8.89	10.40
Cash settlements	(0.20)	(0.01)	(0.30)	0.51	0.61

Realized price, including cash settlements	$24.81	$14.76	$12.06	$9.40	$11.01

Gas (Per Mcf)
Delaware Basin	$3.31	$1.51	$1.11	$1.05	$0.58
Anadarko Basin	2.49	2.29	1.66	1.31	1.45
Williston Basin	(0.48)	—	—	—	—
Eagle Ford	3.15	2.38	1.95	1.79	2.05
Powder River Basin	5.27	2.70	1.94	1.80	1.71
Other	2.57	2.87	1.52	1.32	1.69

Realized price without hedges	2.91	1.96	1.48	1.29	1.21
Cash settlements	(0.15)	0.00	0.06	0.28	0.36

Realized price, including cash settlements	$2.76	$1.96	$1.54	$1.57	$1.57

Total oil equivalent (Per Boe)
Delaware Basin	$41.82	$26.94	$24.00	$15.39	$26.19
Anadarko Basin	25.35	19.79	16.81	10.98	18.14
Williston Basin	42.04	—	—	—	—
Eagle Ford	38.90	25.97	22.78	12.90	29.94
Powder River Basin	47.58	31.08	29.83	20.80	33.65
Other	50.58	37.67	34.15	22.95	39.15

Realized price without hedges	39.84	25.63	22.60	14.37	25.43
Cash settlements	(5.17)	(0.86)	0.33	7.83	3.20

Realized price, including cash settlements	$34.67	$24.77	$22.93	$22.20	$28.63

ASSET MARGINS

BENCHMARK PRICES

(average prices)	2021	2020
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Oil ($/Bbl) - West Texas Intermediate (Cushing)	$57.87	$42.65	$40.86	$28.42	$46.44
Natural Gas ($/Mcf) - Henry Hub	$2.71	$2.67	$1.98	$1.71	$1.95
NGL ($/Bbl) - Mont Belvieu Blended	$25.81	$20.01	$16.69	$12.57	$14.39

PER-UNIT CASH MARGIN BY ASSET (per Boe)

	2021	2020
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Delaware Basin
Realized price	$41.82	$26.94	$24.00	$15.39	$26.19
Lease operating expenses	(3.97)	(2.38)	(3.00)	(3.56)	(3.61)
Gathering, processing & transportation	(2.83)	(2.40)	(2.68)	(2.88)	(2.71)
Production & property taxes	(2.95)	(2.08)	(1.80)	(1.14)	(2.15)

Field-level cash margin	$32.07	$20.08	$16.52	$7.81	$17.72

Anadarko Basin
Realized price	$25.35	$19.79	$16.81	$10.98	$18.14
Lease operating expenses	(3.82)	(2.57)	(2.16)	(2.42)	(2.79)
Gathering, processing & transportation	(6.31)	(8.39)	(7.39)	(6.57)	(6.36)
Production & property taxes	(1.21)	(0.55)	(0.54)	(0.32)	(0.77)

Field-level cash margin	$14.01	$8.28	$6.72	$1.67	$8.22

Williston Basin
Realized price	$42.04	$—	$—	$—	$—
Lease operating expenses	(5.13)	—	—	—	—
Gathering, processing & transportation	(3.39)	—	—	—	—
Production & property taxes	(3.82)	—	—	—	—

Field-level cash margin	$29.70	$—	$—	$—	$—

Eagle Ford
Realized price	$38.90	$25.97	$22.78	$12.90	$29.94
Lease operating expenses	(3.89)	(2.79)	(2.47)	(2.59)	(2.93)
Gathering, processing & transportation	(6.73)	(5.89)	(4.73)	(4.96)	(5.96)
Production & property taxes	(1.71)	(0.16)	(0.92)	(0.85)	(1.85)

Field-level cash margin	$26.57	$17.13	$14.66	$4.50	$19.20

Powder River Basin
Realized price	$47.58	$31.08	$29.83	$20.80	$33.65
Lease operating expenses	(7.45)	(5.47)	(5.41)	(6.60)	(6.65)
Gathering, processing & transportation	(2.66)	(3.01)	(2.30)	(2.71)	(2.32)
Production & property taxes	(5.48)	(3.91)	(3.49)	(2.40)	(4.20)

Field-level cash margin	$31.99	$18.69	$18.63	$9.09	$20.48

Other
Realized price	$50.58	$37.67	$34.15	$22.95	$39.15
Lease operating expenses	(17.15)	(15.35)	(19.92)	(17.40)	(18.95)
Gathering, processing & transportation	(0.62)	(0.59)	(0.51)	(0.34)	(0.31)
Production & property taxes	(4.60)	(3.38)	(3.62)	(5.11)	(4.34)

Field-level cash margin	$28.21	$18.35	$10.10	$0.10	$15.55

Devon - Total
Realized price	$39.84	$25.63	$22.60	$14.37	$25.43
Lease operating expenses	(4.44)	(2.97)	(3.32)	(3.69)	(3.96)
Gathering, processing & transportation	(3.57)	(4.23)	(4.17)	(4.16)	(4.11)
Production & property taxes	(2.88)	(1.66)	(1.52)	(1.07)	(1.95)

Field-level cash margin	$28.95	$16.77	$13.59	$5.45	$15.41

NON-GAAP MEASURES

(all monetary values in millions, except per share amounts)

This press release and other earnings materials include non-GAAP financial measures. These non-GAAP measures are not alternatives to GAAP measures, and you should not consider these non-GAAP measures in isolation or as a substitute for analysis of our results as reported under GAAP. Below is additional disclosure regarding such non-GAAP measures, including reconciliations to their most directly comparable GAAP measure.

CORE EARNINGS (LOSS)

Devon’s reported net earnings (loss) include items of income and expense that are typically excluded by securities analysts in their published estimates of the company’s financial results. Accordingly, the company also uses the measures of core earnings (loss) and core earnings (loss) per share attributable to Devon. Devon believes these non-GAAP measures facilitate comparisons of its performance to earnings estimates published by securities analysts. Devon also believes these non-GAAP measures can facilitate comparisons of its performance between periods and to the performance of its peers. The following table summarizes the effects of these items on first-quarter 2021 earnings.

	Quarter Ended March 31, 2021
	Before-tax	After-tax	After Noncontrolling Interests	Per Diluted Share
Total
Earnings (loss) (GAAP)	$(32)	$216	$213	$0.32
Adjustments:
Asset dispositions	(32)	(24)	(24)	(0.04)
Asset and exploration impairments	1	—	—	0.00
Deferred tax asset valuation allowance	—	(263)	(263)	(0.40)
Fair value changes in financial instruments and foreign currency	294	225	225	0.34
Restructuring and transaction costs(1)	189	162	162	0.25
Early retirement of debt	(20)	(15)	(15)	(0.02)

Core earnings (Non-GAAP)	$400	$301	$298	$0.45

(1)	Approximately $167 million of restructuring and transaction costs are cash and are excluded from the adjusted free cash flow reconciliation at the bottom of page 11.

EBITDAX

Devon believes EBITDAX provides information useful in assessing operating and financial performance across periods. Devon computes EBITDAX as net earnings from continuing operations before income tax expense; financing costs, net; exploration expenses; depreciation, depletion and amortization; asset impairments; asset disposition gains and losses; non-cash share-based compensation; non-cash valuation changes for derivatives and financial instruments; restructuring and transaction costs; accretion on discounted liabilities; and other items not related to normal operations. EBITDAX as defined by Devon may not be comparable to similarly titled measures used by other companies and should be considered in conjunction with net earnings from continuing operations.

Q1 ’21
Net earnings (loss) (GAAP)	$216
Net (earnings) loss from discontinued operations, net of tax	—
Financing costs, net	77
Income tax benefit	(248)
Exploration expenses	3
Depreciation, depletion and amortization	467
Asset impairments	—
Asset dispositions	(32)
Share-based compensation	20
Derivative and financial instrument non-cash valuation changes	296
Restructuring and transaction costs	189
Accretion on discounted liabilities and other	(29)

EBITDAX (Non-GAAP)	$959

Annualized EBITDAX (Non-GAAP)	$3,836

NET DEBT

Devon defines net debt as debt less cash, cash equivalents and cash restricted for discontinued operations. Devon believes that netting these sources of cash against debt provides a clearer picture of the future demands on cash from Devon to repay debt.

Quarter Ended March 31, 2021
Total debt (GAAP)	$7,268
Less:
Cash, cash equivalents and restricted cash	(1,878)

Net debt (Non-GAAP)	$5,390

NET DEBT-TO-EBITDAX

Devon defines net debt-to-EBITDAX as net debt divided by an annualized EBITDAX measure. Due to the merger with WPX closing in the first quarter of 2021, Devon has shown Q1 2021 EBITDAX annualized divided by net debt to show a more meaningful net debt-to-EBITDAX measure. Devon believes this ratio provides information useful to investors in assessing the company’s credit position and debt leverage.

Quarter Ended March 31, 2021
Net debt (Non-GAAP)	$5,390
EBITDAX (annualized Q1 ‘21) (Non-GAAP)	$3,836

Net debt-to-EBITDAX (Non-GAAP)	1.4

FREE CASH FLOW

Devon defines free cash flow as total operating cash flow less capital expenditures. Devon believes that free cash flow provides a useful measure of available cash generated by operating activities for other investing and financing activities.

Quarter Ended March 31, 2021
Total operating cash flow (GAAP)	$592
Less capital expenditures:
Capital expenditures	(499)

Free cash flow (Non-GAAP)	$93

ADJUSTED FREE CASH FLOW

Devon defines adjusted free cash flow as total operating cash flow less capital expenditures less cash restructuring and transaction costs. Devon believes that adjusted free cash flow provides a useful measure of available cash generated by operating activities for other investing and financing activities, excluding cash restructuring and transaction costs.

Quarter Ended March 31, 2021
Total operating cash flow (GAAP)	$592
Less capital expenditures:
Capital expenditures	(499)

Free cash flow (Non-GAAP)	93
Cash restructuring and transaction costs (Non-GAAP)	167

Adjusted free cash flow (Non-GAAP)	$260

REINVESTMENT RATE

Devon defines reinvestment rate as accrued capital expenditures divided by adjusted operating cash flow. Devon believes this measure provides useful information to our investors as an indicator of the capital demands of our business relative to the cash flow generated from normal business operations.

Quarter Ended March 31, 2021
Capital expenditures (accrued)	$487

Operating cash flow	592
Cash restructuring and transaction costs (Non-GAAP)	167

Adjusted operating cash flow (Non-GAAP)	$759

Reinvestment rate (Non-GAAP)	64%

VARIABLE DIVIDEND CALCULATION

Devon may pay a variable dividend up to 50 percent of its excess cash flow. Each quarter’s excess cash flow is computed as adjusted cash flow less capital expenditures and the fixed dividend.

Quarter Ended March 31, 2021
Operating cash flow (GAAP)	$592
Changes in assets and liabilities, net	127

Cash from operations before balance sheet changes (Non-GAAP)	719
Cash restructuring and transaction costs (Non-GAAP)	167

Adjusted cash flow (Non-GAAP)	886
Capital expenditures (Accrued)	(487)

Adjusted free cash flow (Non-GAAP)	399
Fixed quarterly dividend ($0.11/share)	(76)

Excess free cash flow (Non-GAAP)	323
48% Pay out (Board Discretion: Up to 50%)	48%

Total variable dividend	$155

SECOND-QUARTER AND FULL-YEAR 2021 GUIDANCE

PRODUCTION GUIDANCE

	Quarter 2		Full Year
	Low	High	Low	High
Oil (MBbls/d)	283	293	280	290
Natural gas liquids (MBbls/d)	117	122	110	120
Gas (MMcf/d)	825	875	835	895

Total oil equivalent (MBoe/d)	538	561	529	559

CAPITAL EXPENDITURES GUIDANCE

	Quarter 2		Full Year
(in millions)	Low	High	Low	High
Upstream capital	$480	$520	$1,600	$1,800
Midstream capital	35	45	80	100
Other capital	15	25	40	80

Total capital	$530	$590	$1,720	$1,980

PRICE REALIZATIONS GUIDANCE

	Quarter 2		Full Year
	Low	High	Low	High
Oil - % of WTI	92%	100%	92%	100%
NGL - % of WTI	35%	45%	35%	45%
Natural gas - % of Henry Hub	70%	80%	75%	85%

OTHER GUIDANCE ITEMS

	Quarter 2		Full Year
($ millions, except Boe and %)	Low	High	Low	High
Marketing & midstream operating profit	$(10)	$(5)	$(50)	$(40)
LOE & GP&T per BOE	$7.80	$8.00	$7.70	$7.90
Production & property taxes as % of upstream sales	7.0%	8.0%	7.0%	8.0%
Exploration expenses	$—	$5	$5	$15
Depreciation, depletion and amortization	$500	$550	$2,000	$2,100
General & administrative expenses	$95	$105	$400	$420
Restructuring & transaction expenses	$15	$25	$205	$215
Cash financing costs, net	$95	$105	$395	$415
Other expenses	$5	$15	$—	$10
Current income tax rate from continuing operations	0%	0%	0%	0%
Deferred income tax rate from continuing operations	20%	30%	20%	30%

Total income tax rate from continuing operations	20%	30%	20%	30%
Average common shares outstanding	675	679	669	673

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CONTINGENT PAYMENTS FOR BARNETT SHALE DIVESTITURE (4-year period beginning in 2021)

WTI Threshold	WTI Annual Earnout Amount	Henry Hub Threshold	Henry Hub Annual Earnout Amount
$50.00	$10,000,000	$2.75	$20,000,000
$55.00	$12,500,000	$3.00	$25,000,000
$60.00	$15,000,000	$3.25	$35,000,000
$65.00	$20,000,000	$3.50	$45,000,000

2021 & 2022 HEDGING POSITIONS

Oil Commodity Hedges

	Price Swaps		Price Collars
Period	Volume (Bbls/d)	Weighted Average Price ($/Bbl)	Volume (Bbls/d)	Weighted Average Floor Price ($/Bbl)	Weighted Average Ceiling Price ($/Bbl)
Q2 2021	129,976	$39.46	21,000	$42.46	$52.46
Q3 2021	57,460	$41.68	53,250	$39.74	$49.74
Q4 2021	56,460	$41.44	48,250	$38.82	$48.82
Q1-Q4 2022	25,619	$43.82	20,233	$46.41	$56.41

	Price Swaptions		Price Call Options
Period	Volume (Bbls/d)	Weighted Average Price ($/Bbl)	Volume (Bbls/d)	Weighted Average Price ($/Bbl)
Q2 2021	—	$—	5,000	$39.50
Q3 2021	10,000	$40.12	5,000	$39.50
Q4 2021	10,000	$40.12	5,000	$39.50
Q1-Q4 2022	10,323	$46.46	—	$—

Oil Basis Swaps

Period	Index	Volume (Bbls/d)	Weighted Average Differential to WTI ($/Bbl)
Q2-Q4 2021	Midland Sweet	22,669	$0.84
Q2-Q4 2021	BRENT/WTI Spread	1,000	$(8.00)
Q1-Q4 2022	BRENT/WTI Spread	1,000	$(7.75)

Natural Gas Commodity Hedges - Henry Hub

	Price Swaps		Price Collars
Period	Volume (MMBtu/d)	Weighted Average Price ($/MMBtu)	Volume (MMBtu/d)	Weighted Average Floor Price ($/MMBtu)	Weighted Average Ceiling Price ($/MMBtu)
Q2 2021	279,000	$2.64	228,000	$2.43	$2.93
Q3 2021	279,000	$2.64	228,000	$2.43	$2.93
Q4 2021	254,000	$2.63	133,000	$2.55	$3.05
Q1-Q4 2022	3,452	$2.85	74,110	$2.53	$3.03

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2021 & 2022 HEDGING POSITIONS (continued)

	Price Swaptions		Price Call Options
Period	Volume (MMBtu/d)	Weighted Average Price ($/MMBtu)	Volume (MMBtu/d)	Weighted Average Price ($/MMBtu)
Q2 2021	—	$—	50,000	$2.68
Q3 2021	—	$—	50,000	$2.68
Q4 2021	—	$—	50,000	$2.68
Q1-Q4 2022	100,000	$2.70	—	$—

Natural Gas Basis Swaps

Period	Index	Volume (MMBtu/d)	Weighted Average Differential to Henry Hub ($/MMBtu)
Q2-Q4 2021	El Paso Natural Gas	35,000	$(0.92)
Q2-Q4 2021	WAHA	80,000	$(0.65)
Q1-Q4 2022	WAHA	70,000	$(0.57)

NGL Commodity Hedges

		Price Swaps
Period	Product	Volume (Bbls/d)	Weighted Average Price ($/Bbl)
Q2-Q4 2021	Natural Gasoline	1,000	$47.57
Q2-Q4 2021	Normal Butane	1,000	$31.40
Q2-Q4 2021	Propane	1,000	$27.88

Devon’s oil derivatives settle against the average of the prompt month NYMEX West Texas Intermediate futures price. Devon’s natural gas derivatives settle against the Inside FERC first of the month Henry Hub index. Devon’s NGL derivatives settle against the average of the prompt month OPIS Mont Belvieu, Texas index. Commodity hedge positions are shown as of April 29, 2021.

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